EXECUTION COPY

Exhibit 10.37

AMENDMENT NO. 1 TO TERM EMPLOYMENT AGREEMENT

This Amendment No. 1 to Term Employment Agreement (“Amendment”) is entered into as of February 23, 2023 (the “Amendment Date”), by and among ENDEAVOR GROUP HOLDINGS, INC. (“EGH”), ENDEAVOR OPERATING COMPANY, LLC (“Endeavor Operating Company” or such affiliate thereof which may employ Employee from time to time (“Employer”) and JASON LUBLIN, an individual (“Employee”).

RECITALS

A. Employee, EGH and Endeavor Operating Company are currently party to that certain Term Employment Agreement, dated as of April 19, 2021 (the “Employment Agreement”).

B. The parties hereto desire to amend the Employment Agreement to, among other things, extend the Term through the third anniversary of the Effective Date.

C. Capitalized terms not defined herein shall have the meanings set forth in the Employment Agreement.

TERMS AND CONDITIONS

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the parties hereto agree as follows:

1. Effectiveness.

This Amendment shall be effective on the Amendment Date and, solely with respect to the terms herein and notwithstanding anything to the contrary in the Employment Agreement, the Employment Agreement is hereby modified to be effective as of the Amendment Date.

2. Amendment.

Except as specifically set forth in Section 2(b), all references to (i) the “second anniversary of the Effective Date” are hereby removed and replaced with “third anniversary of the Effective Date”; and (ii) “2023” are hereby removed and replaced with “2024”.

Section 3.2(b) of the Employment Agreement is hereby amended by adding the following as the last sentence thereof: “In addition, notwithstanding anything herein to the contrary, to the extent determined by the Governing Body, payment of the Annual Bonus (or any portion thereof) to Employee in respect of any fiscal year may be made on or prior the date set forth above.”

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3. Miscellaneous.

a. Sections 13 through 20, 22 through 24 and 26 of the Employment Agreement shall apply to this Amendment mutatis mutandis. The Employment Agreement, as modified by this Amendment, constitutes the entire understanding between the parties with respect to the subject matter thereof and hereof and supersedes all prior negotiations, discussions, preliminary agreements, and/or any oral or written agreements.

b. This Amendment shall be and hereby is incorporated into and forms a part of the Employment Agreement.

c. Except as expressly provided herein, all terms and conditions of the Employment Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

ENDEAVOR OPERATING COMPANY, LLC

By: /s/ Seth Krauss

Name: Seth Krauss

Title: Chief Legal Officer

ENDEAVOR GROUP HOLDINGS, INC.

By: /s/ Seth Krauss

Name: Seth Krauss

Title: Chief Legal Officer

/s/ Jason Lublin

JASON LUBLIN

Signature Page to Amendment No. 1 to Term Employment Agreement